HIREQUEST INC.™

+

trueblue

THE PEOPLE COMPANY®

An Opportunity To Create an Industry Leading Franchisor of Staffing Services Focused on Profitability & Growth

May 13, 2025

HireQuest Believes Converting TrueBlue's National Branch Network into Franchises Creates Significant & Immediate Incremental Cash Flow and Value

Forward-looking Statements

This presentation includes, and HireQuest's officers and other representatives may sometimes make or provide certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the proposed transaction, benefits and synergies of the proposed transaction and future opportunities for the combined company, including statements regarding value, profitability or growth prospects of the combined company. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods.

While HireQuest believes these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on HireQuest's current beliefs, expectations, and assumptions regarding the future of its and TrueBlue's business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. HireQuest cannot assure you that these expectations will occur, and its actual results may be significantly different. Therefore, you should not place undue reliance on these forward-looking statements. Important factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by HireQuest, include but are not limited to the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein; uncertainties as to whether TrueBlue will cooperate with HireQuest regarding the proposed transaction; HireQuest's ability to consummate the proposed transaction with TrueBlue; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; the possibility that HireQuest may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate TrueBlue's operations with those of HireQuest; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees may be difficult; and general economic conditions that are less favorable than expected. Additional risks that may affect HireQuest's operations and other factors discussed in the "Risk Factors" section and elsewhere in HireQuest's most recent Annual Report on Form 10-K and the quarterly reports on Form 10-Q filed thereafter.

Any forward-looking statement made by HireQuest or its management in this presentation is based only on information currently available to HireQuest and speaks only as of the date on which it is made. HireQuest and its management disclaim any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposal that HireQuest has made for a business combination transaction with TrueBlue. In furtherance of this proposal and subject to future developments, HireQuest (and, if applicable, TrueBlue) may file one or more registration statements, consent solicitation or proxy statements, tender offer statements, prospectuses or other documents with the Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any registration statement, consent solicitation or proxy statement, tender offer statement, prospectus or other document HireQuest and/or TrueBlue may file with the SEC in connection with the proposed transaction.

Investors and security holders of TrueBlue and HireQuest are urged to read the registration statement(s), consent solicitation or proxy statement(s), tender offer statement(s), prospectus(es) and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction.

Any final prospectus(es) and definitive consent solicitation or proxy statement(s) (if and when available) will be mailed to shareholders of True Blue and/or HireQuest, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by HireQuest through the web site maintained by the SEC at www.sec.gov, and by visiting HireQuest's investor relations site at investors.hirequest.com.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This communication is neither a solicitation of a consent or proxy nor a substitute for any consent solicitation or proxy statement or other filings that may be made with the SEC. Nonetheless, HireQuest and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents or proxies in respect of the proposed transactions. You can find information about HireQuest's executive officers and directors in its Proxy Statement on Schedule 14A filed with the SEC on April 30, 2025. Additional information regarding the interests of such potential participants will be included in one or more registration statements, consent solicitation or proxy statements, tender offer statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC's website www.sec.gov, and by visiting HireQuest's investor relations site at investors.hirequest.com.

TOPICS

1. Proposed Offer: Structure & Economics
2. HireQuest: A Strong Foundation From Which to Build
3. HireQuest + TrueBlue: An Industry Powerhouse
4. Tender Offer & Process

OFFER SUMMARY

- **Offer Price:** $7.50, representing a premium of 76%[1]
- **Consideration:** Common Shares of HQI ("Combined Company" post-transaction), traded on NASDAQ
- **Structure:** Intended to be Tax-Free under IRC Sec. 368

DEAL SUMMARY

Immediate 76% Premium [1]
+ More Scale
+ Higher Margins
+ More Upside Potential
+ More Downside Protection

= Winning Option for Shareholders

1) Premium over the previous closing price prior to the offer sent to TBI's Board of Directors on 5/09/25

OFFER SUMMARY

TRANSACTION STRUCTURE

- $7.50 payable in HQI common shares
- Provides for an immediate step-up in value on a tax-free basis
- To the extent HQI is able to engage with the Company in a negotiated transaction, HQI would be willing include a material cash consideration component for shareholders preferring a cash exit

ATTRACTIVE PREMIUMS

- Offer price of $7.50 per share represents a substantial premium for TrueBlue's shareholders:
- 76% premium over TrueBlue's previous close prior to the offer (5/8/25)
- 65% premium over TrueBlue's 30-day VWAP at the time of the offer

UPSIDE IN THE COMBINED ENTITY

- A combination of HireQuest and TrueBlue would unlock significant value in TrueBlue's extensive national branch network, benefiting both companies' shareholders
- Conversion to franchises – the franchising model is a more effective and efficient model for temporary staffing branches resulting in near-term incremental cash flow and value

OFFER SUMMARY: HISTORY OF OUR INTEREST

- We have been convinced of the potential value of a business combination for a long time and have been actively pursuing a transaction for two years
- HQI has submitted four offer letters to TrueBlue's Management and their Board of Directors since January 2025. Despite having offer prices that represented premiums of 66%-76%, all of those offers have been rebuffed
- During this time, TrueBlue shares have declined 51%[1]
- HQI has a simplified strategy to immediately increase margins and value at TrueBlue and is willing to invest heavily in order to execute on this opportunity
- Our goal is to pursue a friendly, negotiated transaction that can benefit all stakeholders if given the opportunity to engage with management
- Also, it is important to note that if we are able to work directly with management, we would consider including (i) a meaningful cash component in the offer for shareholders preferring immediate liquidity as well as (ii) potentially offering a higher purchase price

1) Reflects the change in price of TBI shares between the initial offer date of 1/06/25 and the closing price prior to the latest offer 5/8/25

TOPICS

HIREQUEST – AT A GLANCE

National Reach, Local Ownership

- **A leading national franchisor** of direct dispatch, executive search, and commercial staffing services
- Profitable franchise-business model with **multiple growth drivers**
- **Proprietary, purpose-built software** supports franchisees

HIREQUEST INC. family of brands

HIREQUEST DIRECT · SNELLING · MRINETWORK · TradeCorp · DRIVERQUEST · HIREQUEST HEALTH

15+ Acquisitions

400+ Locations

300+ Franchises

10,000+ Customers

65,000+ Employees

BENEFITS OF THE FRANCHISE SOLUTION

HireQuest Inc. FRANCHISE MODEL

Incentive Alignment
- Franchisees are owners and drive branch-level performance and management expectations

Expense Control
- Less need for regional/middle management, significantly reduces operating expenditures
- Providing lower cost payroll financing and workers compensation insurance to franchisees

Enhanced Economic Resiliency
- In a down market, HireQuest avoids the heavy fixed cost burden typical of corporate models
- Franchisees absorb local costs and are better positioned to react quickly with tailored cost-saving measures, preserving system-wide profitability

Faster Localized Decisions
- Franchisees control competitive decision making and local market pricing based upon real-time market feedback, driving competitiveness without the distraction and cost of mid-level management oversight

Traditional Staffing Model

Fluctuating Compensation
- Difficult to incentivize employees profitably - variable compensation structures across locations/verticals can result in inconsistent performance

Obstacles to Expense Control
- Additional management required as offerings and locations grow
- Small-mid scale competitors may have a harder time obtaining low-cost financing and adequate workers compensation programs at reasonable costs

Increased Exposure to Economic Risk
- Current economic environment largely impacts cyclical performance
- Lack of local flexibility limits the ability to adapt to regional economic conditions

BETTER APPROACH TO THE INDUSTRY

HireQuest has a proven track record of employing M&A to create shareholder value and has completed over 15 transactions since 2019

SYSTEM-WIDE SALES

UP 2.7x vs. 2020



$212.8
$563.6
28% CAGR
2020
2024

REVENUE

UP 2.5x vs. 2020



$13.8
$34.6
26% CAGR
2020
2024

ADJUSTED EBITDA[1]

UP 1.7x vs. 2020



$9.6
$16.1
14% CAGR
2020
2024

ADJUSTED EBITDA (excl. Workers Comp)[1]

UP 2.1x vs. 2020



$8.5
$18.1
21% CAGR
2020
2024

1) Non-GAAP financial measure, see Appendix for detailed reconciliation

RESILIENT PERFORMANCE EVEN IN CHALLENGING MARKETS

PROVEN, PROFITABLE GROWTH STRATEGY

- *Combining disciplined M&A with organic franchise expansion has enabled HireQuest to more than double in size in 4 years*

FLEXIBLE & HIGHLY SCALABLE OPERATIONS

- *SG&A remains stable as a % of system-wide sales despite the economic headwinds of the past two years*

CONSISTENT PROFITABILITY ACROSS ECONOMIC CYCLES

- *Franchise model provides downside protection in challenging economic environments*

HIGH OPERATIONAL EFFICIENCY AND PRODUCTIVE CAPITAL DEPLOYMENT

- *Converting acquisitions to the franchise model provides additional income and cash flow through the sale of branches to franchisees lowering net cost to HireQuest and its shareholders*


SYSTEM-WIDE SALES
$213
$354
$472
$605
$564
2020
2021
2022
2023
2024


REVENUE
$13.8
$22.5
$31.0
$37.9
$34.6
2020
2021
2022
2023
2024


ADJ. SG&A[1] as % of SWS
4.6%
4.0%
3.1%
3.4%
3.5%
2020
2021
2022
2023
2024


ADJ. EBITDA[1]
$9.6
$12.3
$22.0
$16.5
$16.1
2020
2021
2022
2023
2024


ADJ. NET INCOME[1]
$6.5
$9.9
$16.1
$9.9
$9.9
2020
2021
2022
2023
2024


ADJ. DILUTED EPS[1]
$0.48
$0.73
$1.17
$0.72
$0.71
2020
2021
2022
2023
2024


ADJ. ROIC[1,2]
23%
21%
23%
13%
14%
2020
2021
2022
2023
2024


ADJ. ROE[1,3]
19%
24%
31%
16%
16%
2020
2021
2022
2023
2024

1) Non-GAAP financial measure, see Appendix for detailed reconciliation
2) Adjusted ROIC is calculated as: (Adjusted Income from Operations x (1 – effective tax rate))/(Average Invested Capital). See Appendix for reconciliation of Adj. Income from Operations
3) Adjusted ROE is calculated as: Adjusted Net Income / Average Shareholders' Equity. See Appendix for reconciliation of Adjusted Net Income

TOPICS

TRUEBLUE OVERVIEW

TrueBlue's financial performance has shown a clear pattern of deterioration over the last decade

Historical Poor Financial Performance

- **Revenue Decline:** TrueBlue's revenue peaked at $2.75 billion in 2016 and has since declined by 57%, reaching $1.57 billion in 2024
- **EBITDA Collapse**: EBITDA has deteriorated even more sharply, falling from $140 million in 2015 to negative $4 million in 2024
- **Margin Erosion:** Even during a historically strong staffing market in 2021–2022, TrueBlue's EBITDA performance stagnated, signaling deeper operational inefficiencies

Persistent Structural Headwinds

- TrueBlue's traditional corporate-owned model has proven increasingly inefficient
- High fixed costs (leases, internal staff, regional management layers) continue to pressure margins.
- Lack of local flexibility limits the ability to adapt to regional economic conditions

Historical Revenue & EBITDA Trends


$2,800
$2,400
$2,000
$1,600
$1,200
190
140
90
40
-10
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
$1.57B
$-4M
Revenue
EBITDA

TrueBlue Historical Stock Performance[1]


200
180
160
140
120
100
80
60
40
20
0
1/2/2020
5/2/2020
9/2/2020
1/2/2021
5/2/2021
9/2/2021
1/2/2022
5/2/2022
9/2/2022
1/2/2023
5/2/2023
9/2/2023
1/2/2024
5/2/2024
9/2/2024
1/2/2025
5/2/2025
+75%
-81%
TBI
S&P 500

1) *Based on $100 of invested capital at 1/2/2020*

THE FRANCHISE MODEL ADDRESSES TRUEBLUE'S CHALLENGES

Challenges facing trueblue	HireQuest Solutions
High Fixed Costs *TrueBlue has struggled to rationalize its costs in the face of economic uncertainty and declining revenues*	**STREAMLINED & FLEXIBLE COST STRUCTURE** ▪ *Franchise model enables significant operating leverage and flexibility* ▪ *Converting PeopleReady puts franchisees in charge of localized dynamic pricing as well as branch expenses*
Operational Complexity *PeopleReady's operations require substantial operational support infrastructure to manage such a large and geographically dispersed business*	**FOCUSED OPERATIONS** ▪ *HireQuest is laser focused on providing franchisees with the support and tools they need to succeed* ▪ *Franchisees drive their own strategy based on local market feedback*
Capital Intensive and Inefficient *TrueBlue's workers' compensation insurance plan locks away large amounts of capital for many years*	**ASSET LIGHT** ▪ *HireQuest's workers' compensation insurance plan requires significantly less collateral (estimated at <25%)* ▪ *HireQuest's ROIC has consistently outperformed TrueBlue*
What are the Results? ▪ *Highly sensitive to economic cycle risk* ▪ *Continued decline of core segments and no clear growth strategy*	HireQuest's model has shown **RESILIENT PERFORMANCE** across economic cycles and has a **PROVEN SCALABLE GROWTH STRATEGY** more than doubling in size since 2020

DRIVING VALUE FOR SHAREHOLDERS

HireQuest's franchise model uniquely positions it as the ideal partner for TrueBlue

Franchise model reduces operational complexity and volatility

- *Franchisees manage their own branch operations eliminating the need for large and expensive overhead operations*

Unlock the untapped value in TrueBlue's existing branch network

- *Franchised branches generate high margin, ongoing, royalty and service revenues*
- *Branches are sold to new and existing franchisees providing meaningful incremental cash flows*

Highly scalable operating model with greater capital efficiency

- *HireQuest's SG&A as a % of system-wide sales is only 3.5% compared to TrueBlue's 26.2%*
- *Substantially more capital efficient workers' compensation plan structure*

Combined company has multiple paths to generate incremental value for TrueBlue shareholders

TOPICS

TENDER OFFER & PROCESS

HireQuest believes the time is right for this strategic combination to happen

Commitment	HQI is convinced of the value creation opportunity of a business combination with TrueBlue and is committed to pursuing a successful transaction. After two years and multiple offers, HQI is no longer willing to sit on the sidelines and is prepared to use all resources available in order to pursue a successful transaction
Substantial Premium	HireQuest's Offer results in an immediate and substantial 76%[1] premium for TrueBlue shareholders as well as a new combined company platform that will be a leader in the industry with more upside potential and downside protection than either company on a standalone basis
Goal is to Engage with Management	Our preference is to engage with management in order to structure a negotiated deal that is beneficial to all stakeholders. If successful, then we would consider adding a cash component to the consideration structure for shareholders preferring immediate liquidity as well as consider increasing the offer price as it currently incorporates risks and uncertainties that may not exist
Tender Offer	To the extent that TrueBlue continues to refuse to engage, then we will feel compelled to pursue all avenues and plan to present this opportunity directly to TrueBlue's shareholders by initiating a shareholder-direct tender offer

1) *Premium over the closing stock price of TBI prior to the most recent offer*

Appendix

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Reconciliation of Net Income to Adjusted Net Income

(in thousands, except per share data)	Year ended December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net income	$ 3,672	$ 6,135	$ 12,458	$ 11,850	$ 5,359
Amortization of acquired intagible assets	2,159	2,162	1,931	1,421	-
Goodwill and intangible asset impairment	6,035	-	-	-	-
Acquisition related (gains) charges, net	(28)	2,344	2,660	(4,399)	-
Write down of note receivable	275	540	350	307	1,599
tax effect of adjustments (1)	(2,195)	(1,312)	(1,285)	694	(416)
Adjusted net income	$ 9,918	$ 9,869	$ 16,114	$ 9,874	$ 6,542
Adjusted net income per weighted average diluted share	$ 0.71	$ 0.72	$ 1.17	$ 0.73	$ 0.48

1) The tax effect includes the application of our statutory rate of 26% to all taxable / deductible adjustments

Reconciliation of Net Income to Adjusted EBITDA

(in thousands)	Year ended December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Net income	$ 3,672	$ 6,135	$ 12,458	$ 11,850	$ 5,359
Interest expense	923	1,386	368	157	50
Provision for income taxes	221	1,345	1,895	635	741
Depreciation and amortization	2,789	2,793	2,040	1,551	129
EBITDA	7,605	11,659	16,761	14,193	6,279
WOTC related costs	483	461	601	595	448
Non-cash compensation	1,759	1,483	1,673	1,628	1,227
Goodwill and intangible asset impairment	6,035	-	-	-	-
Acquisition related (gains) charges, net	(28)	2,344	2,660	(4,399)	-
Write down of note receivable	275	540	350	307	1,599
Adjusted EBITDA	$ 16,129	$ 16,487	$ 22,045	$ 12,324	$ 9,553
Net workers' compensation expense (benefit)	1,953	3,710	(1,945)	(737)	(1,017)
Adjusted EBITDA (excluding workers' comp)	$ 18,082	$ 20,197	$ 20,100	$ 11,587	$ 8,536

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (cont'd)

Reconciliation of SG&A to Adjusted SG&A

	Year ended				
(in thousands)	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
SG&A	$ 21,406	$ 24,448	$ 12,874	$ 13,328	$ 8,700
Net workers' compensation expense (benefit)	1,953	3,710	(1,945)	(737)	(1,017)
Adjusted SG&A	$ 19,453	$ 20,738	$ 14,819	$ 14,065	$ 9,718

Reconciliation of Income from Operations to Adjusted Income from Operations

	Year ended				
(in thousands)	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020
Income from operations	$ 4,368	$ 10,641	$ 16,038	$ 7,650	$ 4,979
Goodwill and intangible asset impairment	6,035	-	-	-	-
Write down of note receivable	275	540	350	307	1,599
Adjusted income from operations	$ 10,678	$ 11,181	$ 16,388	$ 7,957	$ 6,578